[Panamco Logo]














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Forward Looking Statements
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This presentation includes forward looking statements which reflect management's current analysis and expectations, based on reasonable assumptions. Actual results may differ materially from the statements made depending on a variety of factors, including business climate, economic and competitive uncertainties, higher operating costs, reduced levels of beverage consumption in the overall market, risks in developing new products and technologies, foreign exchange rates, and adverse changes in economic and political climates around the world.

This presentation does not constitute an offer to sell, an offer to purchase or a solicitation of an offer to purchase any securities.


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Agenda
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o    Company Overview

o    Key Growth Drivers

o    Strategic Imperatives

o    Innovation & Acquisition

o    Financial Perspective

o    Strategic View


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Panamco Overview
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o    Largest Bottler in Latin America; Third Largest Coca-Cola Bottler

o    Anchor Bottler with 60-Year Coca-Cola Relationship; 25% Shareholder

o    Presence in Eight Countries Across Latin America

o    Share of Sales: 80% in Colas; 45% in Flavors; 36% in Water

o    1.2 Billion Unit Cases in 2001; 0.9 Billion September YTD

o    $2.6 billion Net Sales in 2001; $1.8 billion September YTD

o    Publicly Traded on NYSE; Ticker PB


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Operations In 8 Latin American Countries
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                                                                 ANDEAN Region
                                                                 -------------

NOLAD Region                                                     Columbia
------------
                                                                 Venezuela
Mexico
                            [MAP OF LATIN AMERICA]
And

Central America                                                  SOLAD Region
Guatemala                                                        -------------
Nicaragau                                                        Brazil
Costa Rica
Panama


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Profile of Key Panamco Markets
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                                            Central
   2002 Data                       Mexico   America*  Andean   Brazil   Panamco
   ---------                       ------   -------   ------   ------   -------
Franchise Population                  18        14       67       25       124

CSD 8oz Per Cap Consumption          377       123      107      220       171
CSD Share of Sales                   79%       64%      66%      56%       66%

Cold Drink Equipment per 10M Pop.     77        47       46       32        48
Cooler Penetration                   65%       50%      51%      67%       55%

   September 2002 YTD
   ------------------
Unit Case Volume (MM)                362        58      262      221       903

Net Revenues ($MM U.S.)            $ 810      $176     $548     $278    $1,811

Net Revenue Per Unit Case ($U.S.)  $2.24     $3.02    $2.09    $1.26     $2.01



*  Central America Data Excludes Panama (Acquired October 2002)

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Growth Drivers
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o    Price / Value Management

o    Channel & Mix Management

o    Productivity and Cost Control

o    Execution



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Price Strategy
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                                                o  By Geography
o  Grow Volume and Share       [arrow graphic]  o  By Channel
o  Maximize Revenues                            o  By Package
                                                o  By Brand


          Volume Trend                                     Local Currency Rev/Case Growth

  8.0%-|                                 [Y= YTD]     20.0%|- [Y= YTD]                           16.6%
       |  6.0%                          [3Q= 3Q02]         |  [3Q= 3Q02]                    15.2%__
  6.0%-|   __  4.1%                                        |                                  __|3Q|
       |  |Y |__                                      15.0%|-                                |Y |  |
  4.0%-|  |  |3Q|                                          |           11.4%     11.0%       |  |  |
       |  |  |  |                 0.3%      0.1%           |             __        __        |  |  |
  2.0%-|  |  |  |                 __        __        10.0%|-           |Y |8.4%  |Y |8.5%   |  |  |
       |  |  |  |                |3Q|      |3Q|            |            |  |__    |  |__     |  |  |
  0.0%-|------------------------------------------         |            |  |3Q|   |  |3Q|    |  |  |
       |            |  |3Q|   |  |      |  |           5.0%|-    1.6%   |  |  |   |  |  |    |  |  |
 -2.0%-|            |  |__|   |  |      |  |               |      __    |  |  |   |  |  |    |  |  |
       |            |  |-1.6% |  |      |  |               |     |3Q|   |  |  |   |  |  |    |  |  |
 -4.0%-|            |Y |      |  |      |  |           0.0%|-----------------------------------------
       |            |__|      |  |      |Y |               |  |Y |
 -6.0%-|            -5.1%     |  |      |__|               |  |__|
       |                      |Y |      -6.9%         -5.0%|- -1.4%
 -8.0%-|                      |__|
       |                      -8.7%
-10.0%-|
          Mexico    Colombia  Venezuela  Brazil               Mexico    Colombia  Venezuela  Brazil

* % growth vs. same period last year                  * % growth vs. same period last year


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Channel and Mix Management
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                            1. Single Serve Growth

                            2. Profitable Take-Home Growth


                                 [down arrow]


                    Upsizing and Increase Number of Coolers

                       Manage Package Mix Within Coolers

               Grow Large Format Display / Points of Connection

                       Value Added vs. Price Promotions

Single Serve Mix (%)  MEXICO  CENTRAL AMERICA    ANDEAN     BRAZIL
                        47%        49%             45%        31%

Cooler Penetration    MEXICO  CENTRAL AMERICA    ANDEAN     BRAZIL
                        65%        50%             51%        67%


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In Conclusion
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Price / Value Management                           Channel / Mix Management


                    [two arrows pointing diagonally downward]

                            Drive Top Line Growth

                                 [plus sign]

          Execution                                     Cost Control

                    [two arrows pointing diagonally downward]

                               Drive Consistent
                                 Profit Growth


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Strategic Imperatives
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o    Single Serve Growth

o    Profitable Multi Serve Growth

o    Productivity and Cost Control

o    Flawless Execution



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Managing the Business for the Long-Term in Difficult
Macroeconomic Environments
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o    NOLAD:

     o    Sustainable Pricing Architecture to Drive Top Line Growth

     o    Maintain Share vs. New Entrants (PBG, Kola Real)

     o    Aggressive Cost Control to Improve COP Margin

o    Columbia

     o Price Behind Inflation and Invest In Marketing to Restore Category and Panamco Volume Growth

     o    Aggressive Cost control to Deliver Profit Growth

o    Venezuela

     o    Price at Parity vs. Pepsi

     o    Leverage Infrastructure on Returnable Packages

     o Aggressive Cost Control to Maximize Profitability in Tough Macroeconomic Environment

o    Brazil

     o Top Line Improvement Through an Aggressive Pricing Strategy and Rebuilding of the Sales Force

     o    Focus on Profitability and Maintaining Share

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Growth and Innovation
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o    Panama Acquisition:

     o Panamco, Through the Joint-Venture, CA Beverages, Acquired Direct Control of Coca-Cola de Panama.

     o Acquisition is Expected to be Accretive, is Strategic, and will Reduce Overall Risk by Adding Dollar-Denominated Profits.

     o Coca-Cola de Panama had Estimated Share of Sales of 60% in 2001, Volume Sales of 18.9 Million Unit Cases in 2001, and Generated Revenues and Cash Operating Profit of $62.1 Million and $9.2 Million, Respectively.

o    Converting Risco Brand to Ciel:

     o Panamco Reached Agreements with TCCC to Convert its Risco Water Volume in Mexico to Coca-Cola Brand Ciel for a Total Consideration of $65 Mi1lion.

     o Growth and Profitability will Benefit from the Marketing and Distribution of a Nationally Available and Advertised Water Brand in Mexico.



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                            Financial Performance


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YTD 2002 Financial Performance
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Financial Statistics -- Nine Months Ended September 30, 2002
(All in Millions, Unless Otherwise Stated)

                         2002 Act*       2001 Act*       % Change
                         ---------       ---------       --------
Volume Growth                1.8%

Sales                    $1,811.4        $1,944.3          (6.8%)

COP                        $321.2          $401.6         (20.0%)

Operating Profit           $181.3          $220.5         (17.8%)

Net Profit                  $61.1           $91.7         (33.4%)

EPS                         $0.13           $0.72          (5.4%)


* Excludes Facilities Reorganization and Other Charges


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Long-Term Value Creation
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An Optimal Allocation of Capital has Improved Free Cash Flow

                                     1998     1999     2000     2001
                                    ------   ------   ------   ------
Net Income                           $120    ($60)   ($505)     $118

Free Cash Flow Before Investments    $409     $211     $220     $355

Capital Expenditures               ($427)   ($238)     $203   ($136)

Investments & Others               ($120)   ($188)      $73      $34

Dividends Paid                      ($32)    ($32)    ($32)    ($33)

FCF After Investment               ($169)   ($246)      $58     $220

FCF as % of Revenues               (6.1%)  (10.2%)     2.2%     8.3%


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Long-Term Value Creation
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And Allowed us to Reduce Debt by Almost 30% Since Plan was Announced


                   Q3 2000        Q3 2002        Reduction        % Reduction
                   -------        -------        ---------        -----------
Total Debt          $1,273           $913*            $360            (28.3%)

Cash &
Equivalents           $147            $55              $92            (62.6%)

Net Debt            $1,125           $858             $267            (23.7%)


Note: Includes Debt from Panamanian Transaction


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Strategic View
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o    Criteria for Consolidation:

     o    Accretive to Shareholders.

     o    Contiguous Territories that Drive Synergies.


o On December, Panamco will Present Strategic and Operating Plan for Board of Directors Approval.